                                                                  Van Eck Global
                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1998

        discipline

                                                      Worldwide Real Estate Fund

        allocation

                        diversity

A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

The first six months of 1998 were challenging for global real estate markets. The Salomon Smith Barney World Property Index declined 9.3% in the first half of the year, while U.S. REITs fell about 5%. In this environment, the Van Eck Worldwide Real Estate Fund significantly outperformed, due to both prudent diversification and selective stock picking. Your Fund had a total return of - 1.6% for the first six months of the year compared to an average return of - 5.3% among 71 real estate funds tracked by Standard & Poor's Micropal, a mutual fund evaluation service. The Worldwide Real Estate Fund remains up 17.7% since its inception on June 23, 1997.

North America
At 57% of total net assets, the U.S. remained the Fund's largest country allocation, with office and hotel holdings the largest sector weightings. As we headed into 1998, the environment remained favorable for most commercial property sectors and fundamentals were strong, with earnings and cash flow growth rates well in excess of the broader stock market. However, a number of factors had a negative effect.

First, some investors became concerned about a potential real estate "bubble," as certain "trophy" buildings have recently traded hands at seemingly high prices. In our opinion, while absolute values have risen, factoring in today's higher rents and attractive interest rates, prices are still generally reasonable. Second, many were worried about new supply flooding the market. While it is true that construction starts have been up significantly, except for select cities and property types, we are comfortable that landlord pricing power will hold as a strong economy and job creation drive demand.

Adding to negative sentiment was press coverage of IRS reforms passed by Congress that target "paired share" REITs (a specific REIT structure), which has left many uninformed investors concerned that the REIT structure itself is endangered. We believe that, going forward, these measures should have a negligible effect on REITs and REIT shareholders as a whole.

Finally, many growth and income funds that had owned REITs as a defensive measure in the second half of 1997 exited the group in pursuit of more aggressive returns in other sectors of the market.

We believe that these factors have resulted in very attractive valuations and thus have added to your Fund's U.S. holdings. We augmented positions in Patriot American Hospitality and Starwood Hotels & Resorts, two of the largest paired share REITs in the market, which were oversold and remain promising, in our opinion.

We maintained your portfolio's overweight position in Canada with over 16% of assets in Canadian holdings. We believe the Canadian real estate market offers enormous potential at this time. Most of the positive factors prevalent in the U.S. market have been present in Canada, with the added advantage that Canada's real estate cycle has been one to three years behind the U.S. Therefore, we were surprised that Canadian property companies declined significantly in the first half of the year as well. Canadian investors focused on a potential slowdown as a result of the Asia crisis (Canada is a large trading partner to Asia), as well as pending bank mergers, both of which could dampen demand for real estate. Further impacting returns to U.S. investors was a weak Canadian dollar, which has been trading at record lows. As we are still positive on the outlook for the Canadian property market given strong fundamentals, we selectively added to the portfolio's Canadian positions (in stocks such as TrizecHahn and Bentall) as prices declined.

Europe
At June 30, your Fund had 11% of total assets in Europe, including Finland, France, Sweden and the UK. The broad European stock markets turned in exceptional performance in the first half of the year due to rising GDP (Gross Domestic Product) growth estimates, a generally favorable interest rate environment and euphoria over economic and monetary union. Selective European property stocks benefited from this favorable backdrop as well as from improving real estate fundamentals on the Continent, and the European stocks held in your portfolio

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
achieved exceptional returns. A recently added position in Sponda (a Finnish
IPO - initial public offering), a substantial position in France's Accor (a hotel stock benefiting from World Cup-related tourism), and several Swedish holdings (which benefited primarily from corporate restructurings) all provided strong returns for the Fund. Even in the UK, despite concerns of overheating property markets and high property stock valuations, our holdings in Thistle Hotels (which is said to be a merger candidate) and Millennium & Copthorne (another hotel company) boosted Fund performance.

The Far East
Asia's financial crisis, which hit in the latter half of 1997, continues to be a major problem. Even after a 35% decline in Asian property stocks last year, these equities declined further in 1998 as recessions, shaky currencies and high interest rates depressed demand. The Fund remained very underweighted in the Far East, with a 4% total allocation to Australia and Japan. In Japan, there has been continued soft real estate demand on the back of a weak economy and continued government dithering, but we have maintained a small position while awaiting signs of reforms that could stimulate the economy, and hence, demand for real estate. We have hedged the majority of the Fund's yen exposure, eliminating the downside risk from currency weakness. Your Fund's only Australian stock, Westfield Holdings (which is the adviser to another Fund holding, Westfield America), has been an exception among its peers, with significant positive performance year to date.

The Outlook
The outlook for real estate investments in many regions of the world remains positive. In the U.S., REITs are notably undervalued, both on a relative basis to the broad market and on an absolute basis. U.S. property values are up only about one third as much as the S&P 500 over the last four years. Moreover, U.S. REITs are trading at record dividend yield spreads to the S&P--investors currently earn an average of 6% on REITs versus 1.5% on the S&P 500. FFO ("funds from operations") multiples on REITs are near record lows compared to the S&P 500, while earnings growth rates for REITs are substantially higher. Further, many REITs are trading at or near their underlying asset value, providing a degree of downside protection. We believe that as investors reevaluate relative value and their concerns over general market volatility grow, they will again become buyers of real estate securities as a defensive move.

In the current environment, we plan to maintain the portfolio's overweight position in the U.S. We plan to continue to emphasize the office and hotel sectors and will remain underweighted in retail and residential stocks given where we are in the U.S. real estate cycle.

In Canada, we believe fundamentals are intact and see even less risk of overbuilding in the next one to two years than in the U.S. Additionally, interest rates in Canada continue to be near record lows, providing support to the generally more highly-leveraged Canadian property companies.

In Europe, we may moderately increase exposure. Improving economies and recently recovering real estate markets are positives. Also of note, public real estate companies on the Continent are becoming more focused and proactive, following the U.S. REIT example. Valuations here are not cheap, however, and we will add to these positions on a selective basis, focusing on corporate restructurings and other unique opportunities.

Although we remain cautious on the region overall, we may selectively add to the Far East allocation, given depressed stock prices. We believe that pent-up demand for residential property in places like Hong Kong will present opportunities for the Fund in the future. We plan to maintain the small Japanese position, waiting for positive signs in the economy, but will continue to hedge the yen.

                       VAN ECK WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
We thank you for your participation in the Worldwide Real Estate Fund and look forward to helping you meet your investment goals in the future.

 PHOTO                 PHOTO
 /s/ John C. van Eck   /s/ Kevin L. Reid
 John C. van Eck       Kevin L. Reid
 Chairman              Portfolio Manager

July 27, 1998

                               SECTOR WEIGHTINGS
                              AS OF JUNE 30, 1998


                           [PIE CHART APPEARS HERE]

Diversified  19.6%
Hotels  22.8%
Office/Industrial  23.9%
Residential  5.8%
Retail  9.2%
Specialty  7.0%
Cash/Other  11.7%


------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURN
------------------------------------------------------------------
Since Inception (6/23/97)                                  17.3%
------------------------------------------------------------------
1 Year                                                     20.2%
------------------------------------------------------------------


PAST PERFORMANCE IS NOT INDICATIVE OF
FUTURE RESULTS.
Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.


                            GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 1998


                           [PIE CHART APPEARS HERE]


Australia  1.2%
Canada  16.5%
Finland  2.9%
France  3.3%
Japan  2.8%
Sweden  2.7%
United Kingdom  2.2%
United States  56.7%
Cash/Other  11.7%

                       Van Eck Worldwide Real Estate Fund
                  Top Ten Equity Holdings as of June 30, 1998


Patriot American Hospitality, Inc.
(U.S., 4.8%)

Patriot American Hospitality is a hotel real estate investment trust (REIT). The REIT is affiliated with Wyndham Hotel Corporation, a hotel management and operating company. Shares of the Trust and operating company are paired and trade as a unit.

Starwood Hotels & Resorts
(U.S., 4.8%)

Starwood Hotels & Resorts is a fully integrated owner/operator of full service hotels. It is comprised of Starwood Hotels & Resorts Trust, a REIT, which owns primarily hotel assets, and Starwood Hotels & Resorts Worldwide, Inc., a hotel management and operating company, which manages the hotels and related assets. Starwood controls both the Westin and Sheraton brands, among others. Shares of the Trust and operating company are paired and trade as a unit.

Signature Resorts, Inc.
(U.S., 4.8%)

Recently renamed Sunterra Corporation, the company owns and operates vacation ownership resorts. Sunterra Corporation's properties include 85 resort locations around the world with more than 200,000 owner families. The company, through its Marc Hotels & Resorts subsidiary, manages an additional 22 resorts in Hawaii.

Cornerstone Properties, Inc.
(U.S., 2.9%)

Cornerstone Properties is a self-advised equity real estate investment trust. The company invests in Class A office properties in prime central business district locations and major suburban office markets in the United States.

Sponda Oyj
(Finland, 2.9%)

Sponda is a real estate company that owns and manages commercial rental properties primarily located in and around Helsinki and in the city of Tampere in Finland. Sponda owns and manages the dominant retail mall in Scandinavia, in addition to industrial buildings, a hotel, offices and retail stores. The company is partly owned by the Finnish government.

Bentall Corporation
(Canada, 2.9%)

Bentall owns, manages and develops office properties. The company's real estate portfolio consists of downtown and suburban office space in Vancouver, British Columbia; Seattle, Washington and southern California.

Mack-Cali Realty Corporation
(U.S., 2.9%)

Mack-Cali is a self-administered and self-managed real estate investment trust. Along with its subsidiaries, the company develops, owns, manages and leases mostly office and related properties. Mack-Cali's properties are located primarily in the Northeast and Southwest regions of the United States.

TrizecHahn Corporation
(Canada, 2.7%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada and super-regional retail centers in the United States. The company is also active outside North America, particularly in Europe.

Equity Office Properties Trust
(U.S., 2.4%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

Accor SA
(France, 2.3%)

Accor operates a network of 2,577 hotels, 3,000 travel agencies and 1,000 restaurants worldwide. Major brand names controlled by Accor include "Ibis" hotels, "Hotel Sofitel" and "Europcar." The company is the largest owner of hotel rooms in France and one of the world's largest hotel companies.

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

         No. of                                       Value
 Country Shares           Securities (a)            (Note 1)
-------------------------------------------------------------
 AUSTRALIA: 1.2%
          3,000 Westfield Holdings Ltd.             $  14,635
                                                    ---------
 CANADA: 16.5%
          3,000 Bentall Corporation                    34,733
          1,000 Boardwalk Equities, Inc.               11,578
          1,000 Brookfield Properties Corp.            13,791
          1,000 Cadillac Fairview Corp.                23,000
          1,500 Cambridge Shopping Centres, Ltd.       13,536
            500 Four Seasons Hotels, Inc.              17,625
          3,500 Legacy Hotels REIT                     20,499
          1,500 O&Y Properties Corp.                    7,968
          2,500 Royal Host REIT                         8,939
          1,500 TrizecHahn Corporation                 32,156
          3,000 UniHost Corp.                          14,813
                                                    ---------
                                                      198,638
                                                    ---------
 FINLAND: 2.9%
          5,000 Sponda Oyj                             35,029
                                                    ---------
 FRANCE: 3.3%
            100 Accor SA                               27,917
             75 Societe Fonciere Lyonnaise             11,818
                                                    ---------
                                                       39,735
                                                    ---------
 JAPAN: 2.8%
          2,000 Mitsubishi Estate Co. Ltd.             17,534
          2,000 Mitsui Fudoson Co. Ltd.                15,752
                                                    ---------
                                                       33,286
                                                    ---------
 SWEDEN: 2.7%
            450 Asticus AB                              4,951
          1,000 Castellum AB                           11,754
          1,900 Diligentia AB                          16,393
                                                    ---------
                                                       33,098
                                                    ---------
 UNITED KINGDOM: 2.2%
          1,500 Millennium & Copthorne Hotels PLC      13,480
          3,500 Thistle Hotels PLC                     12,722
                                                    ---------
                                                       26,202
                                                    ---------
 UNITED STATES: 56.7%
            600 AMB Property Corp.                     14,700
            750 Arden Realty, Inc.                     19,406
            500 Bedford Property Investors, Inc.        9,125
          1,100 Brandywine Realty Trust                24,613
          3,000 Bridgestreet Accommodations, Inc.      13,875
          1,000 Capital Senior Living Corp.            12,313
            800 CapStar Hotel Co.                      22,400
            500 CarrAmerica Realty Corp.               14,188

         No. of                                             Value
 Country Shares              Securities (a)                (Note 1)
--------------------------------------------------------------------
 UNITED STATES (continued)
            500 Catellus Development Corp.                $    8,844
          2,000 Cornerstone Properties, Inc.                  35,250
            400 Corporate Office Properties Trust, Inc.        3,550
          1,000 Equity Office Properties Trust                28,375
            500 Equity Residential Properties Trust           23,719
          2,500 Excel Legacy Corp.                            10,938
            500 Excel Realty Trust, Inc.                      14,406
          2,000 Grove Property Trust                          20,875
            500 Host Marriott Corp.                            8,906
            500 Kilroy Realty Corp.                           12,500
            650 LaSalle Hotel Properties                      11,009
            500 Macerich Co. (The)                            14,656
          1,000 Mack-Cali Realty Corporation                  34,375
            500 Parkway Properties, Inc.                      14,750
          2,438 Patriot American Hospitality, Inc.            58,352
          1,500 Philips International Realty Corp.            24,750
          1,000 Prentiss Properties Trust                     24,313
          1,000 Security Capital Group--B
                 (Warrants expiring 9/18/98)                     344
          3,500 Signature Resorts, Inc.                       57,750
            900 SL Green Realty Corp.                         20,250
          1,300 St. Joe Company (The)                         21,900
          1,200 Starwood Hotels & Resorts                     57,975
            300 Tower Realty Trust, Inc.                       6,713
            200 TriNet Corporate Realty Trust, Inc.            6,800
          1,000 United Dominion Realty Trust, Inc.            13,875
          1,000 Westfield America, Inc.                       18,375
                                                          ----------
                                                             684,170
                                                          ----------
 Total Stocks and Other Investments: 88.3%
 (Cost: $1,087,079)                                        1,064,793
 Other assets less liabilities: 11.7%                        140,843
                                                          ----------
 Net Assets: 100%                                         $1,205,636
                                                          ==========

Summary of                         Summary of
Investments           % of         Investments              % of
By Industry        Net Assets      By Industry           Net Assets
-----------        ----------      -----------           ----------

Diversified          19.6%         Retail                    9.2%
Hotels               22.8%         Specialty                 7.0%
Office/Industrial    23.9%         Other assets less
Residential           5.8%           liabilities            11.7%
                                                           ------
                                                           100.0%
                                                           ======


-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
                       See Notes to Financial Statements

          Worldwide Real Estate Fund Financial Statements (Unaudited)
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

June 30, 1998
Assets:
Investments at value (cost, $1,087,079) (Note 1)...................  $1,064,793
Cash...............................................................      79,931
Receivables:
 Securities sold...................................................      54,350
 From Adviser......................................................      32,672
 Dividends.........................................................       5,953
 Capital shares sold...............................................       1,746
Deferred organization costs (Note 1)...............................       5,698
                                                                     ----------
  Total assets.....................................................   1,245,143
                                                                     ----------
Liabilities:
Payables:
 Securities purchased..............................................      30,100
Unrealized depreciation on forward currency contracts (Note 5).....          88
Accounts payable...................................................       9,319
                                                                     ----------
  Total liabilities................................................      39,507
                                                                     ----------
Net assets.........................................................  $1,205,636
                                                                     ==========
Shares outstanding.................................................     113,845
                                                                     ==========
Net asset value, redemption and offering price per share
 ($1,205,636 / 113,845)............................................      $10.59
                                                                         ======
Net assets consist of:
 Aggregate paid in capital.........................................  $1,219,497
 Unrealized depreciation of investments, forward currency contracts
  and foreign currency.............................................     (22,688)
 Undistributed net investment income...............................      12,696
 Overdistributed realized gains....................................      (3,869)
                                                                     ----------
                                                                     $1,205,636
                                                                     ==========

Statement of Operations
For the Six Months Ended June 30, 1998
Income: (Note 1)
Dividends (net of foreign taxes withheld of $492)..........            $ 15,743
Interest...................................................               1,297
                                                                       --------
                                                                         17,040
Expenses:
Management (Note 2)........................................  $  4,701
Administration (Note 2)....................................       659
Reports to shareholders....................................    16,707
Professional...............................................     6,395
Amortization of deferred organization costs................       710
Other......................................................       655
                                                             --------
  Total expenses...........................................    29,827
Expenses assumed by the Adviser and reduced by a broker
 arrangement (Note 2)......................................   (26,488)
                                                             --------
  Net expenses.............................................               3,339
                                                                       --------
  Net investment income....................................              13,701
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized loss from security transactions...................                (509)
Realized gain from foreign currency transactions...........                  90
Change in unrealized appreciation of forward currency
 contracts and foreign currency receivables and payables...                (464)
Change in unrealized appreciation of investments...........             (36,560)
                                                                       --------
Net Decrease in Net Assets Resulting from Operations.......            $(23,742)
                                                                       ========

                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                       For the
                                                     Six Months       For the
                                                        Ended     Period June 23,
                                                      June 30,       1997+ to
                                                        1998       December 31,
                                                     (unaudited)       1997
                                                     -----------  ---------------
Increase in Net Assets:
Operations:
 Net investment income.............................  $   13,701      $ 12,708
 Realized gain (loss) from security transactions...        (509)       65,851
 Realized gain from foreign currency transactions..          90           911
 Change in unrealized appreciation of forward
  currency contracts and foreign currency
  receivables and payables.........................        (464)           62
 Change in unrealized appreciation of investments..     (36,560)       14,274
                                                     ----------      --------
 Increase (decrease) in net assets resulting from
  operations.......................................     (23,742)       93,806
                                                     ----------      --------
Dividends and distributions to shareholders from:
 Net investment income.............................     (13,400)           --
 Net realized gains................................     (70,525)           --
                                                     ----------      --------
 Total dividends and distributions.................     (83,925)           --
                                                     ----------      --------
Capital share transactions*:
 Net proceeds from sales of shares.................     396,276       750,000
 Reinvestment of dividends.........................      83,925            --
 Cost of shares reacquired.........................     (10,704)           --
                                                     ----------      --------
 Increase in net assets resulting from capital
  share transactions...............................     469,497       750,000
                                                     ----------      --------
 Total increase in net assets......................     361,830       843,806
Net Assets:
Beginning of period................................     843,806            --
                                                     ----------      --------
End of period (including undistributed net
 investment income of $12,696 and $12,305,
 respectively).....................................  $1,205,636      $843,806
                                                     ==========      ========
*Shares of Beneficial Interest Outstanding with an
 unlimited number of $.001 Par Value Shares
 Authorized and Issued:
 Shares sold.......................................      36,480        70,525
 Dividends reinvested..............................       7,851            --
 Shares reacquired.................................      (1,011)           --
                                                     ----------      --------
 Net increase......................................      43,320        70,525
                                                     ==========      ========

-------
+ Commencement of operations.

                       See Notes to Financial Statements

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                   For the Six   For the Period
                                                  Months Ended  June 23, 1997(a)
                                                  June 30, 1998 to December 31,
                                                   (unaudited)        1997
                                                  ------------- ----------------
Net Asset Value, Beginning of Period............     $ 11.96        $ 10.00
                                                     -------        -------
Income From Investment Operations:
 Net Investment Income..........................        0.13           0.18
 Net Gains (Losses) on Securities (both realized
  and unrealized)...............................       (0.31)          1.78
                                                     -------        -------
Total From Investment Operations................       (0.18)          1.96
                                                     -------        -------
Less Distributions:
 Distributions from Net Investment Income.......       (0.19)            --
 Distributions from Capital Gains...............       (1.00)            --
                                                     -------        -------
Total Distributions.............................       (1.19)            --
                                                     -------        -------
Net Asset Value, End of Period..................     $ 10.59        $ 11.96
                                                     =======        =======
Total Return (b)................................      (1.60%)        19.60%
--------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000).................     $ 1,206        $   844
Ratio of Gross Expenses to Average Net Assets
 (c)............................................       6.34%           4.92
Ratio of Net Expenses to Average Net Assets (c).       0.71%           0.00
Ratio of Net Income to Average Net Assets (c)...       2.91%          3.62%
Portfolio Turnover Rate.........................         45%           123%
Average Commission Rate Paid....................     $0.0245        $0.0619

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. Total return is not annualized.
(c) Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. Security Valuation--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organization costs are being amortized over a period not to exceed five years.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. For the six months ended June 30, 1998, the Adviser agreed to waive its management fees of $4,701 and assume all expenses of the Fund except

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------
interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period March 1, 1998 to June 30, 1998. For the six months ended June 30, 1998, the Adviser assumed expenses in the amount of $26,223. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of June 30, 1998, the Adviser owned 69% of the outstanding shares of beneficial interest of the Fund.

In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions which amounted to $659. For the six months ended June 30, 1998, the Adviser agreed to assume such costs.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 1998, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $265.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $760,655 and $382,120, respectively, for the six months ended June 30, 1998. For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $1,087,079. As of June 30, 1998, net unrealized depreciation for federal income tax purposes aggregated $22,286, of which $42,477 related to appreciated securities and $64,763 related to depreciated securities.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Forward Currency Contracts:
The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward currency contracts are included in realized and unrealized gain (loss) from forward currency transactions.

At June 30, 1998, the Fund had the following outstanding forward currency contracts:

                            Value at            Unrealized
                           Settlement Current (Appreciation)
Contract                      Date     Value   Depreciation
--------                   ---------- ------- --------------
Forward Currency Buy Contract
JPY       2,211,048
          expiring
           7/02/98          $15,886   $15,889      $  3
Forward Currency Sell Contract
JPY       3,500,000
          expiring
           9/16/98           25,421    25,512       (91)
                                                   ----
                                                   $(88)
                                                   ====

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service. As of June 30, 1998, the total value of the liability of the Fund's portion of the plan is $60.

LOGO  VAN ECK GLOBAL

  Investment Adviser:       Van Eck Associates Corporation
         Distributor:       Van Eck Securities Corporation
                            99 Park Avenue, New York, NY 10016  www.vaneck.com
                                                               FR 1998-0728-0039